on the road to 25,000 union jobs

AFL-CIO Housing Investment Trust

SEMI-ANNUAL REPORT

JUNE 30, 2013

TO OUR INVESTORS: For close to thirty years, the HIT’s ability to source and structure higher yielding new construction investments has allowed it to achieve its double bottom line mission: Providing competitive returns and creating union jobs and affordable housing. During the rising interest rate environment of the first six months of this year, the high credit quality multifamily securities in which the HIT specializes helped it to achieve a competitive return and higher income relative to the benchmark. Through its investments, the HIT also created good union construction jobs and much-needed affordable housing in America’s communities. These results set the HIT apart from most fixed-income managers.

Rising interest rates weighed heavily on absolute returns, but with rates higher, the HIT portfolio should generate more income going forward. The current market environment presents an opportunity for the HIT, by investing in new multifamily fixed-income securities, to capture future income and help offset recent declines in market value.

Significant challenges lie ahead and uncertainty about interest rates will continue throughout this year. The HIT will continue its disciplined and proven investment strategy of sourcing and structuring its investments, maintaining a yield advantage over the benchmark, and prudently managing the portfolio in order to provide the long-term value that our investors expect and deserve.

Steve Coyle, CEO

MID-YEAR DISCUSSION OF FUND PERFORMANCE

PERFORMANCE OVERVIEW

In a difficult market for fixed-income managers, marked by steep increases in interest rates, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), by 4 basis points on a gross basis for the first half of 2013. The benchmark’s return for that period was -2.44%, while the HIT’s gross and net returns were -2.40% and -2.61%, respectively. The HIT also topped the benchmark by 4, 47, 47, and 39 basis points, respectively, on a gross basis for the 1-, 3-, 5-, and 10-year periods ending June 30, 2013, and showed better returns than the benchmark on a net basis for the 3- and 5-year periods.

The HIT generated higher income than its benchmark during the first half of the year, which contributed to its performance. The HIT’s income advantage is due to its specialization in high credit quality multifamily mortgage-backed securities (MBS), which pay a higher interest rate than other government-backed securities of similar credit quality and duration. These multifamily government-insured and agency MBS comprised approximately 61% of the HIT’s portfolio at June 30.

With the rapid and sharp rise in interest rates, spreads to U.S. Treasuries widened across all fixed-income sectors in the first half of 2013. This included the government/agency multifamily securities held by the HIT. Despite their lack of credit risk, these multifamily securities’ spreads have tended in the past to widen when interest rates rose rapidly, but eventually tended to return to tighter levels. As a defense against rising rates, the HIT managed its portfolio duration in the first half of the year to be approximately one-half year shorter than the benchmark.

The HIT’s concentration in high credit quality assets enables it to offer investors security of capital as well as diversification from equities and other riskier assets, including those with corporate bond exposure (see Diversification Benefits graph, page 2).

MARKET ENVIRONMENT

Despite inflation remaining below the Federal Reserve’s target, the 10-year Treasury rate reached its highest level since August 2011 in the second quarter, as investors reacted to hints from the Federal Reserve that it might begin to taper off its monthly securities purchases under its quantitative easing program. With the markets anticipating that tapering might begin as early as September, large movements in interest rates in a relatively short period of time caused spreads to widen on most non-Treasury fixed-income assets. These increases in rates negatively affected fixed-income investments by reducing their value.

Federal Reserve Chairman Ben Bernanke told Congress in his semiannual monetary report in July that it was too early to make a decision about tapering and reiterated that the timeline will depend on how the economy performs in coming months, warning that the economy “remains vulnerable to unanticipated shocks.”

The economy grew at a slow pace, with GDP increasing at an annual rate of less than 1.5% in the first half of the year. The slowdown in the consumer sector, in the wake of payroll tax increases at the beginning of 2013 and sequestration-related cutbacks in government spending, weighed on U.S. growth. The housing market continued to show signs of recovery despite a recent rise in mortgage rates and a slowdown in new housing starts in June. Measures of consumer confidence generally remained high in spite of recent financial market gyrations. Despite slow growth, job creation held steady at about 200,000 new jobs a month during the period. The unemployment rate, however, remained elevated at 7.6%, and the construction unemployment rate stayed close to 10%.

CONSTRUCTION JOBS INITIATIVE

The construction-related multifamily MBS acquired under the HIT’s Construction Jobs Initiative not only helped generate competitive returns, with higher yields than other securities of similar credit quality; they also produced social and economic benefits important to responsible investors of pension capital. The HIT committed $205 million in the first half of 2013 as part of this initiative to finance three large multifamily projects, which are expected to preserve the affordability of 3,552 housing units and create an estimated 870 union construction jobs. All three projects involve energy efficient rehabilitation and retrofit work, in keeping with the labor movement’s commitment to green jobs.

This brings the HIT’s job-generating investments to nearly $1.5 billion since the Construction Jobs Initiative began in 2009. Together with $68 million of tax credits allocated by the HIT’s subsidiary, Building America CDE, Inc., the Construction Jobs Initiative has leveraged $3.4 billion of development in nearly 60 projects as of mid-year, creating more than 16,800 union construction jobs and building or preserving 20,483 housing units. With this success, the HIT’s Board of Trustees this spring raised the HIT’s job-creation goal to 25,000 union construction jobs – a target the HIT intends to reach before the end of 2015.

“By investing in HIT, we use the power of our pension money to put our members to work.”
—Gary LaBarbera, President, Greater New York
Building and Construction Trades Council

“I commend the HIT and its investors for creating union jobs and affordable housing through the Construction Jobs Initiative. This is responsible investing at its best.”
—Richard Trumka, President, AFL-CIO

THE FUTURE OUTLOOK

The HIT’s focus on high credit quality construction-related multifamily mortgage securities should serve investors well in the volatile and uncertain period ahead. Inflation expectations are low, and higher portfolio income following the recent rise in rates will help HIT’s investors going forward. The demand for new rental housing is projected to keep growing, and the shortage of affordable housing should continue to spur rehabilitation and energy conservation efforts at aging properties. The HIT has a strong pipeline of future transactions for 2013 and beyond, which should provide opportunities to invest in new securities with good relative value and higher yields.

The HIT is an attractive long-term option for investors seeking competitive fixed-income returns; safety of principal through investments in government credit quality securities; diversification from riskier investments; generally neutral interest rate risk; as well as the benefits of union job creation and affordable housing. Its investment strategy has outperformed the benchmark year after year for two decades on a gross basis, and for 13 of those years on a net basis – growing investors’ capital even through the turbulent markets of the last five years. The HIT continues to invite new investment and to manage its portfolio prudently as we seek to meet our investors’ expectations for competitive performance and capital preservation in the period ahead.

OTHER IMPORTANT INFORMATION

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 800-SEC-0330. Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, Building America CDE, Inc., the HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table below is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2013, and held for the entire period ended June 30, 2013.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended June 30, 2013” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only):
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Expenses Paid
	Beginning	Ending	During Six-Month
	Account Value	Account Value	Period Ended
	January 1, 2013	June 30, 2013	June 30, 2013*
Actual expenses	$ 1,000.00	$ 973.90	$2.10
Hypothetical expenses (5% return before expenses)	$ 1,000.00	$ 1,022.67	$2.15

*Expenses are equal to the HIT’s annualized expense ratio of 0.43%, as of June 30, 2013, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4       SEMI–ANNUAL REPORT 2013

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013 (Dollars in thousands; unaudited)

Assets
Investments, at value (cost $4,576,593)	$4,649,693
Cash	553
Accrued interest receivable	16,200
Receivables for investments sold	68,341
Other assets	1,748
Total assets	4,736,535

Liabilities
Payables for investments purchased	95,257
Redemptions payable	26,700
Income distribution payable, net of dividends reinvested of $11,210	1,112
Refundable deposits	839
Accrued expenses	4,446
Total liabilities	128,354

Net assets applicable to participants’ equity —
Certificates of participation — authorized unlimited;
Outstanding 4,105,045 units	$4,608,181

Net asset value per unit of participation (in dollars)	$1,122.57

Participants’ equity
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$4,532,577
Net unrealized appreciation of investments	73,100
Distribution in excess of net investment income	(2,810)
Accumulated net realized gains, net of distributions	5,314
Total participants’ equity	$4,608,181

See accompanying Notes to Financial Statements.

6       SEMI–ANNUAL REPORT 2013

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2013 (Dollars in thousands; unaudited)

FHA Permanent Securities (3.7% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	7.75%	Jul-2021	$16	$16	$16
Multifamily1	3.75%	Aug-2048	4,175	4,171	3,974
	4.00%	Dec-2053	66,755	66,729	61,904
	5.35%	Mar-2047	7,623	7,633	8,115
	5.55%	Aug-2042	8,357	8,350	8,773
	5.60%	Jun-2038	2,616	2,611	2,643
	5.62%	Jun-2014	115	115	116
	5.65%	Oct-2038	2,024	2,066	2,038
	5.80%	Jan-2053	2,094	2,106	2,272
	5.87%	Jun-2044	1,853	1,851	2,019
	5.89%	Apr-2038	4,906	4,914	5,151
	6.02%	Jun-2035	5,378	5,361	5,578
	6.20%	Apr-2052	11,812	11,807	12,902
	6.40%	Aug-2046	3,925	3,920	4,346
	6.60%	Jan-2050	3,445	3,482	3,805
	6.66%	May-2040	5,373	5,377	5,379
	6.70%	Dec-2042	5,686	5,690	5,692
	6.75%	Apr-2040 - Jul-2040	5,076	5,059	5,228
	7.05%	Jul-2043	5,073	5,073	5,080
	7.13%	Mar-2040	7,406	7,391	7,564
	7.20%	Dec-2033 - Oct-2039	9,186	9,179	9,428
	7.50%	Sep-2032	1,451	1,445	1,630
	7.93%	Apr-2042	2,767	2,767	3,128
	8.27%	Jun-2042	2,431	2,431	2,436
	8.75%	Aug-2036	3,474	3,478	3,484
			173,001	173,006	172,685
Total FHA Permanent Securities			$173,017	$173,022	$172,701

AFL-CIO HOUSING INVESTMENT TRUST	7

  SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2013 (Dollars in thousands; unaudited)

Ginnie Mae Securities (19.6% of net assets)
			Commitment
	Interest Rate	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040	$-	$13,511	$13,718	$14,193
	4.50%	Aug-2040	-	7,966	8,185	8,509
	5.50%	Jan-2033 - Jun-2037	-	8,618	8,575	9,484
	6.00%	Jan-2032 - Aug-2037	-	5,099	5,100	5,684
	6.50%	Jul-2028	-	111	111	128
	7.00%	Nov-2016 - Jan-2030	-	2,088	2,099	2,373
	7.50%	Nov-2014 - Aug-2030	-	1,366	1,381	1,562
	8.00%	Jun-2023 - Nov-2030	-	914	934	1,077
	8.50%	Jun-2022 - Aug-2027	-	851	862	988
	9.00%	May-2016 - Jun-2025	-	273	275	310
	9.50%	Sep-2021 - Sep-2030	-	97	98	109
	10.00%	Jun-2019	-	1	1	1
			-	40,895	41,339	44,418
Multifamily1	2.11%	Apr-2033	-	16,112	16,245	16,152
	2.18%	May-2039	-	24,102	24,360	24,439
	2.31%	Nov-2051	-	7,076	7,080	6,466
	2.34%	Aug-2034	-	21,489	21,647	21,655
	2.41%	May-2030	-	10,260	10,354	10,349
	2.55%	Feb-2048	-	23,865	24,099	22,550
	2.70%	Jul-2048	-	12,836	12,964	12,205
	2.70%	Jan-2053	-	51,015	51,538	46,900
	2.72%	Feb-2044	-	3,980	4,130	4,061
	2.82%	Apr-2050	-	1,500	1,541	1,423
	2.87%	Feb-2036 - Dec-2043	-	25,000	25,432	24,937
	2.89%	Mar-2046	-	32,000	32,300	31,631
	3.05%	May-2044	-	45,500	45,920	45,706
	3.12%	Apr-2038	-	216	224	217
	3.17%	Oct-2043	-	36,410	36,931	37,802
	3.19%	Jan-2049	-	17,025	17,852	16,196
	3.21%	Jul-2047	-	39,075	40,234	37,480
	3.26%	Nov-2043	-	20,000	20,054	19,650
	3.31%	Nov-2037	-	12,647	13,176	13,025
	3.37%	Dec-2046	-	19,200	19,538	18,777
	3.40%	Jul-2046	-	7,760	8,080	7,537
	3.49%	Mar-2042	-	28,000	29,402	29,162
	3.49%	Feb-2044	-	4,000	4,261	4,053
	3.55%	May-2042	-	10,000	10,214	10,052
	3.65%	Sep-2041	-	10,000	10,821	10,418
	3.67%	Oct-2043	-	25,000	25,227	26,362
	3.81%	Nov-2053	-	35,528	35,970	36,091
	4.00%	Sep-2046	-	10,000	10,913	10,603
	4.00%	May-2049	-	31,500	34,292	33,423
	4.15%	Jun-2053	-	2,274	2,306	2,382
	4.22%	Nov-2035	-	5,876	6,013	5,994
	4.26%	Jul-2029	-	33	33	33

8 SEMI–ANNUAL REPORT 2013	(continued, next page)

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2013 (Dollars in thousands; unaudited)

Ginnie Mae Securities (19.6% of net assets), continued

	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
	4.42%	Feb-2031	$-	$34,886	$35,101	$36,287
	4.43%	Jun-2034	-	3,093	3,039	3,131
	4.49%	Jun-2052	-	44,507	44,086	47,730
	4.50%	Aug-2049	-	2,304	2,314	2,386
	4.52%	Feb-2037	-	2,255	2,286	2,268
	4.63%	Sep-2037 2	-	1,500	1,459	1,444
	4.73%	Nov-2045	-	1,457	1,483	1,477
	4.76%	Apr-2045	-	628	653	630
	4.83%	May-2046 2	-	5,215	5,215	4,964
	4.90%	Mar-2044 2	-	1,000	990	981
	4.92%	May-2034 - Sep-2034	-	15,860	16,015	16,081
	4.94%	Jun-2046 2	-	3,755	3,759	3,766
	4.99%	Mar-2030	-	7,994	8,573	8,210
	5.01%	Mar-2038	-	25,000	25,995	26,273
	5.05%	Apr-2049 2	-	2,856	2,859	2,784
	5.06%	Apr-2039	-	383	377	383
	5.19%	May-2045	-	4,131	4,038	4,221
	5.21%	Mar-2053	-	49,950	50,025	54,692
	5.34%	Jul-2040	-	18,000	17,707	19,456
	5.55%	May-2049 2	-	10,335	10,339	9,828
	5.58%	May-2031	-	21,847	21,979	22,333
			-	846,235	861,443	857,056
Forward Commitments1	3.34%	Jun-2052	44,507	-	-	-
Total Ginnie Mae Securities			$44,507	$887,130	$ 902,782	$901,474

Ginnie Mae Construction Securities (7.0% of net assets)

				Commitment
	Interest Rates3
	Permanent	Construction	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Multifamily1	2.32%	2.32%	Apr-2054	$23,500	$4,482	$5,191	$1,583
	2.35%	2.35%	Jan-2054	15,850	2,719	3,201	1,010
	2.87%	2.87%	Mar-2054	40,943	11,719	12,953	8,142
	3.20%	3.20%	Oct-2053	10,078	9,228	9,530	9,123
	3.40%	3.40%	Apr-2017 2	2,250	1,750	1,749	1,807
	3.95%	3.95%	Feb-2052 - May-2054 2	12,722	11,628	11,646	11,767
	4.15%	4.15%	Apr-2053	70,000	63,444	64,868	67,232
	4.75%	4.75%	Mar-2052 2	32,463	32,047	32,067	33,828
	4.86%	4.86%	Jan-2053	42,358	39,833	40,157	43,281
	4.87%	4.87%	Apr-2042	100,000	97,448	98,327	105,802
	5.10%	5.10%	Dec-2050 2	15,862	15,741	15,579	17,039
	5.25%	5.25%	Apr-2037 2	19,750	19,750	19,742	21,168
Total Ginnie Mae Construction Securities				$385,776	$309,789	$315,010	$321,782

AFL-CIO HOUSING INVESTMENT TRUST	9

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2013 (Dollars in thousands; unaudited)

Fannie Mae Securities (39.0% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.44%4	Mar-2037	$1,447	$1,427	$1,441
	0.57%4	Nov-2042	13,647	13,653	13,645
	0.59%4	Apr-2037 - Oct-2042	21,555	21,563	21,527
	0.65%4	Oct-2042	11,376	11,442	11,417
	0.69%4	Dec-2040	49,092	48,667	49,120
	0.69%4	Jun-2042 - Oct-2042	32,230	32,259	32,256
	0.74%4	Mar-2042	22,290	22,350	22,399
	0.79%4	Mar-2042	10,676	10,678	10,777
	2.05%4	Nov-2033	4,625	4,628	4,846
	2.11%4	Aug-2033	279	278	292
	2.22%4	May-2033	995	1,000	1,048
	2.30%4	Sep-2035	1,189	1,185	1,244
	2.32%4	Aug-2033	3,137	3,131	3,311
	2.34%4	Jul-2033 - Aug-2033	5,078	5,092	5,366
	2.41%4	Apr-2034	2,488	2,572	2,641
	2.60%4	Jul-2033	806	801	851
	2.61%4	Nov-2034	2,662	2,753	2,787
	3.00%	Apr-2042 - Dec-2042	88,227	91,122	86,395
	3.00%	Nov-2042	24,518	25,285	24,008
	3.00%	May-2043	24,919	26,087	24,401
	3.50%	Jan-2042 - Nov-2042	105,132	110,145	106,905
	4.00%	Jul-2024 - Feb-2041	67,322	68,363	70,365
	4.50%	Jun-2018 - Sep-2040	56,175	57,155	59,617
	5.00%	Jul-2018 - Apr-2041	53,823	55,737	58,093
	5.50%	Jul-2017 - Jun-2038	35,342	35,468	38,357
	6.00%	Apr-2016 - Nov-2037	19,561	19,677	21,357
	6.50%	Nov-2016 - Jul-2036	4,507	4,610	5,030
	7.00%	Nov-2013 - May-2032	2,291	2,295	2,615
	7.50%	Nov-2016 - Sep-2031	773	753	889
	8.00%	Apr-2030 - May-2031	89	90	102
	8.50%	Mar-2015 - Apr-2031	165	164	183
	9.00%	Jan-2024 - May-2025	118	118	137
			666,534	680,548	683,422
Multifamily1	2.21%	Dec-2022	25,548	25,602	23,990
	2.21%	Dec-2022	33,664	33,734	31,610
	2.24%	Dec-2022	33,200	33,270	31,194
	2.26%	Nov-2022	6,880	6,945	6,484
	2.84%	Mar-2022	3,847	3,901	3,815
	2.85%	Mar-2022	33,000	33,265	32,367
	2.99%	Jun-2025	2,750	2,777	2,624
	3.54%	Oct-2021	7,618	7,706	8,042
	3.66%	Jul-2021	125,966	126,317	134,164
	4.00%	Sep-2021	16,118	16,162	17,420
	4.03%	Oct-2021	7,336	7,359	7,923
	4.05%	Jun-2020	3,680	3,687	3,670
	4.06%	Oct-2025	25,926	26,143	26,783
	4.15%	Jun-2021	9,427	9,475	10,248

10 SEMI–ANNUAL REPORT 2013	(continued, next page)

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2013 (Dollars in thousands; unaudited)

Fannie Mae Securities (39.0% of net assets), continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
4.22%	Jul-2018	$2,513	$2,480	$2,697
4.25%	May-2021	4,380	4,388	4,776
4.27%	Nov-2019	6,188	6,196	6,773
4.32%	Nov-2019	3,060	3,071	3,345
4.33%	Nov-2019 - Mar-2021	26,202	26,245	28,335
4.38%	Apr-2020	10,509	10,583	11,519
4.44%	May-2020	6,223	6,252	6,836
4.49%	Jun-2021	1,005	1,025	1,105
4.50%	Feb-2020	4,349	4,365	4,778
4.52%	Nov-2019 - May-2021	7,375	7,477	8,106
4.55%	Nov-2019	2,914	2,927	3,210
4.56%	Jul-2019 - May-2021	8,650	8,663	9,528
4.64%	Aug-2019	18,575	18,717	20,543
4.66%	Jul-2021 - Sep-2033	7,611	7,647	7,781
4.67%	Aug-2033	6,296	6,290	6,321
4.68%	Jul-2019	13,487	13,498	14,938
4.69%	Jan-2020 - Jun-2035	14,408	14,467	15,895
4.71%	Mar-2021	6,028	6,156	6,665
4.73%	Feb-2021	1,578	1,608	1,747
4.80%	Jun-2019	2,206	2,211	2,460
4.86%	May-2019	1,475	1,481	1,643
4.89%	Nov-2019 - May-2021	2,784	2,874	3,096
4.93%	Nov-2013	44,010	44,009	44,136
4.94%	Apr-2019	3,500	3,516	3,912
5.00%	Jun-2019	1,923	1,933	2,156
5.02%	Jun-2019	834	833	936
5.04%	Jun-2019	1,901	1,920	2,129
5.05%	Jun-2019 - Jul-2019	3,236	3,266	3,622
5.08%	Apr-2021	40,000	40,004	43,854
5.09%	Jun-2018	6,456	6,598	7,192
5.11%	Jul-2019	888	889	996
5.12%	Jul-2019	8,858	8,874	9,952
5.13%	Jul-2019	903	903	1,010
5.15%	Oct-2022	3,400	3,394	3,729
5.16%	Jan-2018	5,238	5,194	5,685
5.25%	Jan-2020	6,922	6,934	7,776
5.29%	May-2022	5,328	5,328	5,934
5.30%	Aug-2029	6,898	6,737	7,563
5.34%	Apr-2016	6,067	6,067	6,523
5.35%	Jun-2018	1,552	1,556	1,709
5.36%	Feb-2016	872	872	875
5.37%	Jun-2017	1,396	1,440	1,537
5.43%	Nov-2018	340	340	341
5.45%	May-2033	2,884	2,899	3,182

(continued, next page)

AFL-CIO HOUSING INVESTMENT TRUST	11

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2013 (Dollars in thousands; unaudited)

Fannie Mae Securities (39.0% of net assets), continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	5.46%	Feb-2017	$45,339	$45,667	$50,620
	5.47%	Aug-2024	8,406	8,482	9,364
	5.52%	Mar-2018	595	613	668
	5.53%	Apr-2017	62,331	62,332	69,705
	5.59%	May-2017	6,878	6,879	7,644
	5.60%	Feb-2018 - Jan-2024	11,325	11,327	12,704
	5.63%	Dec-2019	8,615	8,658	9,555
	5.69%	Jun-2041	4,915	5,076	5,420
	5.70%	Jun-2016	1,355	1,371	1,494
	5.75%	Jun-2041	2,381	2,471	2,623
	5.80%	Jun-2018	68,725	68,372	78,268
	5.86%	Dec-2016	176	176	192
	5.91%	Mar-2037	2,007	2,055	2,237
	5.92%	Dec-2016	157	156	170
	5.96%	Jan-2029	413	415	464
	6.03%	Jun-2017 - Jun-2036	5,388	5,428	5,987
	6.06%	Jul-2034	9,601	9,864	10,781
	6.11%	Aug-2017	6,618	6,667	7,533
	6.13%	Dec-2016	3,375	3,460	3,813
	6.14%	Sep-2033	295	311	332
	6.15%	Jul-2019	33,173	33,181	37,873
	6.15%	Jan-2023 - Oct-2032	7,157	7,207	7,972
	6.22%	Aug-2032	1,708	1,743	1,915
	6.23%	Sep-2034	1,401	1,457	1,592
	6.28%	Nov-2028	2,915	3,067	3,309
	6.35%	Aug-2032	10,429	10,476	11,718
	6.38%	Jul-2021	5,472	5,521	6,331
	6.39%	Apr-2019	922	930	1,034
	6.44%	Apr-2014	5,285	5,208	5,428
	6.52%	May-2029	5,242	5,633	5,970
	6.63%	Jun-2014 - Apr-2019	3,387	3,387	3,677
	6.80%	Jul-2016	370	370	402
	6.85%	Aug-2014	41,407	41,408	42,770
	7.01%	Apr-2031	3,138	3,145	3,507
	7.07%	Feb-2031	15,779	15,937	17,568
	7.18%	Aug-2016	238	238	261
	7.20%	Aug-2029	876	860	879
	7.26%	Dec-2018	7,794	8,026	8,632
	7.50%	Dec-2014	444	444	466
	7.75%	Dec-2024	1,608	1,608	1,737
	8.40%	Jul-2023	407	399	409
	8.50%	Nov-2019	2,711	2,700	3,222
	8.63%	Sep-2028	5,983	5,983	6,044
			1,052,923	1,057,178	1,129,470
TBA5	3.00%	Jul-2043	(15,000)	(15,122)	(14,660)
Total Fannie Mae Securities			$1,704,457	$1,722,604	$1,798,232

12 SEMI–ANNUAL REPORT 2013

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2013 (Dollars in thousands; unaudited)

Freddie Mac Securities (10.7% of net assets)

	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Single Family	0.49% 4	Feb-2036	$-	$5,127	$5,127	$5,141
	0.54% 4	Apr-2036 - Jan-2043	-	25,455	25,467	25,283
	0.69% 4	Nov-2040	-	22,471	22,316	22,498
	0.69% 4	Nov-2040	-	9,189	9,131	9,198
	2.35% 4	Jun-2033	-	853	850	901
	2.45% 4	Oct-2033	-	2,129	2,106	2,250
	2.80% 4	Jul-2035	-	666	664	710
	3.00%	Aug-2042 - Jan-2043	-	124,650	128,782	121,755
	3.50%	Jul-1943 - Nov-2042	-	95,880	99,583	97,244
	4.00%	Nov-2013 - Jan-2041	-	53,592	54,682	55,852
	4.50%	Aug-2018 - Sep-2040	-	22,184	22,268	23,473
	5.00%	Jan-2019 - Mar-2041	-	46,071	47,277	49,185
	5.50%	Oct-2017 - Jul-2038	-	21,593	21,440	23,252
	6.00%	Mar-2014 - Feb-2038	-	14,994	15,233	16,410
	6.50%	Oct-2013 - Nov-2037	-	2,329	2,359	2,604
	7.00%	Sep-2013 - Mar-2030	-	128	119	145
	7.50%	Aug-2029 - Apr-2031	-	139	133	161
	8.00%	Jul-2015 - Feb-2030	-	59	57	68
	8.50%	Nov-2018 - Jan-2025	-	131	132	153
	9.00%	Mar-2025	-	100	100	117
			-	447,740	457,826	456,400
Multifamily1	5.38%	Dec-2028	-	20,000	20,004	21,708
	5.42%	Apr-2016	-	9,943	9,910	10,589
	5.65%	Apr-2016	-	5,220	5,211	5,711
			-	35,163	35,125	38,008
Forward Commitments1	2.95%	Aug-2017	2,585	-	(84)	53
Total Freddie Mac Securities			$2,585	$482,903	$492,867	$494,461

Commercial Mortgage-Backed Securities1 (1.7% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost		Value
Nomura	2.77%	Dec-2045	$10,000		$10,202	$9,209
Deutsche Bank	2.94%	Jan-2046	19,070		19,632	17,729
Nomura	3.19%	Mar-2046	20,000		20,585	19,026
JP Morgan	3.48%	Jun-2045	10,000		10,556	9,835
Deutsche Bank	5.00%	Nov-2046	18,990		19,515	20,884
Total Commercial Mortgage-Backed Securities			$78,060		$80,490	$76,683

AFL-CIO HOUSING INVESTMENT TRUST	13

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2013 (Dollars in thousands; unaudited)

State/Local Housing Finance Agency Securities (6.5% of net assets)

		Interest Rates3			Commitment	Face	Amortized
	Issuer	Permanent	Construction	Maturity Date	Amount	Amount	Cost	Value
Multifamily1	IL Housing Development Authority	-	1.70%	Dec-2013	$2,670	$2,670	$2,670	$2,670
	MassHousing	-	3.05%	Dec-2013 6	20,380	20,375	20,297	20,356
	MassHousing	-	3.25%	Oct-2015 6	21,050	5,865	5,859	5,885
	MassHousing	-	3.40%	Dec-2013 6	3,000	3,000	2,996	2,997
	MassHousing	-	3.45%	Oct-2017 6	52,543	100	(163)	51
	MassHousing	-	3.50%	Oct-2015 6	12,435	3,910	3,904	3,899
	MassHousing	-	3.83%	Apr-2015 6	5,000	5,000	4,981	5,001
	MassHousing	-	3.98%	Apr-2015 6	4,915	1,995	1,977	1,998
	MassHousing	-	4.30%	Jun-2015 6	34,700	29,720	29,635	29,743
	MassHousing	-	4.37%	Jun-2014 6	23,500	23,500	23,442	23,505
	NYC Housing Development Corp.	2.00%	-	Sep-2013	-	7,500	7,500	7,519
	MassHousing	4.00%	-	Dec-2028	-	5,000	5,103	4,904
	NYC Housing Development Corp.	4.04%	-	Nov-2032	-	1,305	1,305	1,221
	MassHousing	4.13%	-	Dec-2036	-	5,000	5,000	4,716
	MassHousing	4.20%	-	Dec-2039	-	8,305	8,305	7,812
	NYC Housing Development Corp.	4.25%	-	Nov-2025	-	1,150	1,150	1,185
	NYC Housing Development Corp.	4.29%	-	Nov-2037	-	1,190	1,190	1,105
	NYC Housing Development Corp.	4.40%	-	Nov-2024	-	4,120	4,120	4,321
	NYC Housing Development Corp.	4.44%	-	Nov-2041	-	1,120	1,120	1,040
	NYC Housing Development Corp.	4.49%	-	Nov-2044	-	1,000	1,000	926
	NYC Housing Development Corp.	4.50%	-	Nov-2030	-	1,680	1,682	1,735
	MassHousing	4.50%	-	Dec-2056	-	45,000	45,000	41,861
	NYC Housing Development Corp.	4.60%	-	Nov-2030	-	4,665	4,665	4,752
	NYC Housing Development Corp.	4.70%	-	Nov-2035	-	1,685	1,685	1,695
	NYC Housing Development Corp.	4.78%	-	Aug-2026	-	12,500	12,504	12,549
	NYC Housing Development Corp.	4.80%	-	Nov-2040	-	2,860	2,862	2,883
	NYC Housing Development Corp.	4.90%	-	Nov-2034 - Nov-2041	-	8,800	8,800	8,891
	NYC Housing Development Corp.	4.95%	-	Nov-2039 - May-2047	-	13,680	13,682	13,931
	MassHousing	5.55%	-	Nov-2039	-	5,000	4,979	5,175
	MassHousing	5.69%	-	Nov-2018	-	4,830	4,833	5,399
	MassHousing	5.70%	-	Jun-2040	-	14,095	14,097	14,398
	NYC Housing Development Corp	5.92%	-	Dec-2037	-	6,205	6,208	6,311
	MassHousing	6.42%	-	Nov-2039	-	22,000	22,000	23,839
	MassHousing	6.50%	-	Dec-2039	-	725	729	741
	MassHousing	6.58%	-	Dec-2039	-	11,385	11,388	11,612
	MassHousing	6.70%	-	Jun-2040	-	11,485	11,485	11,607
Total State/Local Housing Finance Agency Securities					$180,193	$298,420	$297,990	$298,233

14      SEMI–ANNUAL REPORT 2013

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2013 (Dollars in thousands; unaudited)

Other Multifamily Investments (2.0% of net assets)

	Interest Rates3			Commitment
Issuer	Permanent	Construction	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Direct Loans1
Amalgamated Warbasse	2.40%	-	Mar-2015	$7,590	$7,590	$7,590	$7,584
Amalgamated Warbasse	2.40%	-	Mar-2015	81,410	48,371	48,372	48,303
Fifth Housing Company, Inc.	2.70%	-	May-2014	4,500	2,238	2,246	2,235
First Housing Company, Inc.	2.70%	-	May-2014	8,960	6,062	6,078	6,056
Fourth Housing Company, Inc.	2.70%	-	May-2014	9,630	5,500	5,518	5,494
Second Housing Company, Inc.	2.70%	-	May-2014	10,800	5,079	5,100	5,073
Third Housing Company, Inc.	2.70%	-	May-2014	15,110	6,688	6,717	6,679
				138,000	81,528	81,621	81,424

Privately Insured Construction/Permanent Mortgages1,7
IL Housing Development Authority	5.40%	5.40%	Mar-2047	9,000	8,528	8,532	7,820
IL Housing Development Authority	6.20%	-	Dec-2047	3,325	3,201	3,216	3,010
IL Housing Development Authority	6.40%	6.40%	Nov-2048	993	964	978	899
				13,318	12,693	12,726	11,729

Total Other Multifamily Investments				$151,318	$94,221	$94,347	$93,153

   United States Treasury Securities (8.1% of net assets)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
0.63%	Nov-2017	$20,000	$19,951	$19,497
0.75%	Dec-2017 - Feb-2018	30,000	29,895	29,321
0.88%	Jan-2018	45,000	45,026	44,200
1.63%	Nov-2022	25,000	24,978	23,337
2.00%	Nov-2021	30,000	30,190	29,480
2.00%	Feb-2023	15,000	15,288	14,436
2.13%	Aug-2021	35,000	35,165	34,856
3.13%	May-2021	95,000	97,225	102,011
3.75%	Aug-2041	70,000	77,416	73,886
Total United States Treasury Securities		$365,000	$375,134	$371,024

Total Fixed-Income Investments		$4,392,997	$4,454,246	$4,527,743

AFL-CIO HOUSING INVESTMENT TRUST	15

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 2013 (Dollars in thousands; unaudited)

Equity Investment in Wholly Owned Subsidiary (less than 0.1% of net assets)

Issuer	Number of Shares	Face Amount (Cost)	Amount of Dividends or Interest	Value
Building America CDE, Inc.8	1,000	$1	$-	$(396)
Total Equity Investment	1,000	$1	$-	$(396)

Short-Term Investments (2.7% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Blackrock Federal Funds 30	0.01%	July 1, 2013	$122,346	$122,346	$122,346
Total Short-Term Investments			$122,346	$122,346	$122,346

Total Investments			$4,515,344	$4,576,593	$4,649,693

  Footnotes

1	Valued by the HIT’s management in accordance with the fair value procedures adopted by the HIT’s Board of Trustees.

2	Tax-exempt bonds collateralized by Ginnie Mae securities.

3
Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

4	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

5
Represents to be announced (TBA) securities: the particular securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage term, and be within industry-accepted “good delivery” standards. Until settlement, the HIT maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

6
Securities exempt from registration under the Securities Act of 1933. The construction loan notes were privately placed directly by MassHousing (a not-for-profit public agency) with the HIT. The notes are for construction only and will mature on or prior to October 1, 2017. The notes are backed by mortgages and are general obligations of MassHousing, therefore secured by the full faith and credit of MassHousing. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervsion of the HIT’s Board of Trustees.

7
Loans insured by Ambac Assurance Corporation, which are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

8
The HIT holds the shares of Building America CDE, Inc. (BACDE), a wholly owned subsidiary of the HIT. BACDE is a Community Development Entity, certified by the Community Development Financial Institutions Fund of the U.S. Department of Treasury, which can facilitate the generation of investments for the HIT or parties other than the HIT. The fair value of the HIT’s investment in BACDE approximates its carrying value.

16       SEMI–ANNUAL REPORT 2013

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2013 (Dollars in thousands; unaudited)

Investment income	$79,022

Expenses
Non-officer salaries and fringe benefits	4,550
Officer salaries and fringe benefits	2,184
Investment management	488
Legal fees	287
Consulting fees	258
Auditing, tax and accounting fees	228
Marketing and sales promotion (12b-1)	441
Insurance	177
Trustee expenses	25
Rental expenses	474
General expenses	835
Total expenses	9,947

Net investment income	69,075
Net realized gain on investments	10,244
Net change in unrealized depreciation on investments	(203,123)
Net realized and unrealized loss on investments	(192,879)
Net decrease in net assets resulting from operations	$(123,804)

See accompanying Notes to Financial Statements.

AFL-CIO HOUSING INVESTMENT TRUST	17

STATEMENTS OF CHANGES IN NET ASSETS
(Dollars in thousands)

	Six Months Ended
	June 30, 2013	Year Ended
Increase (decrease) in net assets from operations	(unaudited)	December 31, 2012
Net investment income	$69,075	$145,219
Net realized gain on investments	10,244	38,253
Net change in unrealized (depreciation) appreciation on investments	(203,123)	1,570
Net (decrease) increase in net assets resulting from operations	(123,804)	185,042

Decrease in net assets from distributions
Distributions to participants or reinvested from:
Net investment income	(73,703)	(153,392)
Net realized gains on investments	-	(29,525)
Net decrease in net assets from distributions	(73,703)	(182,917)

Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	241,961	259,267
Dividend reinvestment of units of participation	66,605	164,956
Payments for redemption of units of participation	(78,513)	(113,184)
Net increase from unit transactions	230,053	311,039

Total increase in net assets	$32,546	$313,164

Net assets
Beginning of period	$4,575,635	$4,262,471
End of period	4,608,181	4,575,635

Distribution in excess of net investment income	$(2,810)	$(2,828)

Unit information
Units sold	209,322	220,270
Distributions reinvested	57,770	140,088
Units redeemed	(68,799)	(96,091)
Increase in units outstanding	198,293	264,267

See accompanying Notes to Financial Statements.

18      SEMI–ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, annuity, general, and other funds, that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. A description of the valuation techniques applied to the HIT’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Portfolio securities for which market quotations are readily available (for example, U.S. Treasury securities, government-sponsored enterprise debt securities, single family mortgage-backed securities, and state housing finance agency securities) are valued by using independent pricing services, published prices, market quotes, and bids from dealers who make markets in such securities. For U.S. Treasury securities, pricing services generally base prices on actual transactions as well as dealer supplied prices. For government-sponsored enterprise securities and single family mortgage-backed securities, pricing services generally base prices on discounted cash flow models and examine reference data such as issue name, issue size, ratings, maturity, call type, spread/benchmark yields, and conditional prepayment rates, as well as dealer supplied prices. For state housing finance agency securities, pricing services generally base prices on trading spreads, new issue scales, verified bid information, and credit ratings.

Portfolio investments for which market quotations are not readily available (for example, multifamily mortgage-backed securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees using dealer quotes and discounted cash flow models. The respective cash flow models utilize inputs from matrix pricing which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and average life to the investment being valued as adjusted for other market considerations, such as significant market or security specific events, changes in interest rates, and credit quality. On investments for which the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The HIT has also retained an independent firm to determine the fair market value of securities for which market quotations are not readily available. In accordance with the procedures adopted by the HIT’s Board of Trustees, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments would be appropriate based on any material impact on value arising from specific facts and circumstances of the investment (e.g., prepayment speed). All such proposed adjustments must be reviewed and approved by the independent valuation firm prior to incorporation in the NAV.

Commercial mortgage-backed securities are valued using dealer quotes in a discounted cash flow model and/or independent pricing services. Pricing services generally base prices on a single cash flow model, determine a benchmark yield, and utilize available trade information, dealer quotes, and market color.

Real estate mortgage conduits are valued using a dealer quote and/or independent pricing services. Pricing services generally base prices on a single cash flow model or an option-adjusted spread model, determine a benchmark yield, and utilize available trade information, dealer quotes, market color, and prepayment speed.

The HIT holds the shares of Building America CDE, Inc. (BACDE), a wholly owned subsidiary of the HIT. The shares of BACDE are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates BACDE’s carrying value.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

AFL-CIO HOUSING INVESTMENT TRUST	19

NOTES TO FINANCIAL STATEMENTS
(unaudited)

The following table presents the HIT’s valuation levels as of June 30, 2013:

Investment Securities ($ in thousands)	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$-	$172,685	$16	$172,701
Ginnie Mae Securities	-	901,474	-	901,474
Ginnie Mae Construction Securities	-	321,782	-	321,782
Fannie Mae Securities	-	1,812,892	-	1,812,892
Freddie Mac Securities	-	494,408	-	494,408
Commercial Mortgage-Backed Securities	-	76,683	-	76,683
State Housing Finance Agency Securities	-	298,233	-	298,233
Other Multifamily Investments	-	93,153	-	93,153
United States Treasury Securities	-	371,024	-	371,024
Equity Investments	-	-	(396)	(396)
Short-Term Investments	122,346	-	-	122,346
Other Financial Instruments*	-	(14,607)	-	(14,607)
Total	$122,346	$4,527,727	$(380)	$4,649,693

*Other financial instruments include forward commitments, when issued securities, and to be announced (TBA) securities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended June 30, 2013.

Investments in Securities ($ in thousands)	FHA Permanent Securities	Equity Investment	Total
Beginning Balance, 12/31/2012	$17	$(68)	$(51)
Total Unrealized Gain (Loss)*	-	(328)	(328)
Amortization/Accretion	(1)	-	(1)
Ending Balance, 6/30/2013	$16	$(396)	$(380)

* Net change in unrealized gain (loss) attributable to Level 3 securities held at June 30, 2013, totaled ($328,000) and is included on the accompanying Statement of Operations.

Level 3 investments in securities are not considered a significant portion of the HIT’s portfolio. The HIT’s policy is to recognize transfers between levels at the end of the reporting period. For the six months ended June 30, 2013, there were no transfers between levels.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state, and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

20     SEMI–ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Distributions to Participants

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 90% of distributed income for the six months ended June 30, 2013.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The HIT’s Board of Trustees annually considers a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the six months ended June 30, 2013, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average monthly net assets, whichever is greater. During the six months ended June 30, 2013, the HIT incurred approximately $440,800 of 12b-1 expenses.

Note 2. Investment Risk

Interest Rate Risk

As with any fixed-income investment, the market value of the HIT’s investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

Note 3. Transactions with Related Entities

BACDE is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury, which can facilitate the generation of investments for the HIT or parties other than the HIT. BACDE is accounted for as an investment of the HIT.

The New Markets Tax Credit (NMTC) program1, which is run by the CDFI Fund, provides tax credits to equity investors that invest in businesses operating in low-income areas, including those that engage in the creation of housing and other construction activities. As of June 30, 2013, BACDE had $16. 9 million in NMTCs available to be committed to qualified transactions. BACDE receives fees for committing NMTCs to such qualified transactions and ongoing asset management fees on closed transactions.

AFL-CIO HOUSING INVESTMENT TRUST	21

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Summarized financial information for the BACDE on a historical cost basis is included in the table below:

As of June 30, 2013	$ in Thousands
Assets	$670
Liabilities	(937)
Equity	$(267)
For the six months ended June 30, 2013
Income	$226
Expenses	(553)
Tax benefIt	130
Net loss	$(197)

A rollforward of advances to BACDE by the HIT as of June 30, 2013, is included in the table below:

Advances to BACDE by HIT	$ in Thousands
Beginning balance, 12/31/2012	$546
Advances in 2013	605
Repayment by BACDE in 2013	(300)
Ending balance, 06/30/2013	$851

1 The New Markets Tax Credit (NMTC) Program, enacted by Congress as part of the Community Renewal Tax Relief Act of 2000, is incorporated as section 45D of the Internal Revenue Code.

Note 4. Commitments

The HIT invests in securities originated under forward commitments, in which the HIT agrees to purchase an investment either in or backed by mortgage loans that have not yet closed and will be delivered in the future. The HIT agrees to an interest rate and purchase price for these securities when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of June 30, 2013, the HIT had outstanding unfunded purchase commitments of approximately $213.1 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of June 30, 2013, the value of the publicly traded mortgage-backed securities maintained for the reserve in a segregated account was approximately $4.30 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the six months ended June 30, 2013, were $658.6 million and $112.0 million, respectively.

Note 6. Income Taxes

The RIC Modernization Act of 2010 was signed into law on December 22, 2010, and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the HIT will be seen on the treatment of capital loss carryforwards.

The HIT will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2012, the HIT did not have a capital loss carryforward.

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The amount and character of tax-basis distributions and composition of the net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2013.

At June 30, 2013, the cost of investments for federal income tax purposes was $4,576,593,000, which approximated book cost at amortized cost adjusted for wash sales. Net unrealized gain aggregated $73,100,000 at period-end, of which $156,424,000 related to appreciated investments and $83,324,000 related to depreciated investments.

22      SEMI–ANNUAL REPORT 2013

NOTES TO FINANCIAL STATEMENTS
(unaudited)

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective-bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the six months ended June 30, 2013, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employee Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available in 2013 is for the Plan’s year-end at June 30, 2012. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan

EIN/Pension Plan Number		53-0228172 / 001
2012 PPA Zone Status		Green
RIP/RP Status Pending/ Implemented		No
2013	Contributions for six months ended June 30, 2013	$1,097,278
2013	Contribution Rate	26%
Surcharge Imposed		no
Expiration Date of Collective Bargaining Agreement		03/31/2017

The Plan utilized three provisions provided by Public Law 111-192, Section 211: (1) to spread investment losses from 2008 and 2009 over a period of 10 years, (2) to amortize 2008 and 2009 losses over a 29-year period, and (3) to temporarily allow actuarial value of assets to be as high as 130% of market value.

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Year Contributions to Plan Exceeded More Than 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	20111

1The 2011 plan year ended at June 30, 2012.

At the date the financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2013.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2013, the HIT matched dollar for dollar the first $5,200 of each employee’s contributions. The HIT’s 401(k) contribution for the six months ended June 30, 2013, was approximately $218,200.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on June 18, 2014. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT had no outstanding balance under the facility for the six months ended June 30, 2013. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

AFL-CIO HOUSING INVESTMENT TRUST	23

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2012**
		Year Ended December 31
Per Share Data	(Unaudited)	2012	2011	2010	2009	2008
Net asset value, beginning of period	$1,171.21	$1,170.21	$1,133.82	$1,114.72	$1,098.48	$1,097.01
Income from investment operations:
Net investment income*	17.28	38.55	43.58	47.27	50.68	53.64
Net realized and unrealized gains (losses) on investments	(47.49)	10.81	43.81	20.75	17.15	1.91
Total income from investment operations	(30.21)	49.36	87.39	68.02	67.83	55.55

Less distributions from:
Net investment income	(18.43)	(40.74)	(45.52)	(48.92)	(51.59)	(54.08)
Net realized gains on investments	-	(7.62)	(5.48)	-	-	-
Total distributions	(18.43)	(48.36)	(51.00)	(48.92)	(51.59)	(54.08)

Net asset value, end of period	$1,122.57	$1,171.21	$1,170.21	$ 1,133.82	$ 1,114.72	$1,098.48

Ratios/supplemental data
Ratio of expenses to average net assets	0.43%	0.42%	0.44%	0.44%	0.43%	0.41%
Ratio of net investment income to average net assets	3.0%	3.3%	3.8%	4.1%	4.5%	5.0%
Portfolio turnover rate	26.6%	27.3%	33.9%	42.2%	28.5%	23.8%
Number of outstanding units at end of period	4,105,045	3,906,752	3,642,485	3,430,737	3,250,549	3,156,720

Net assets, end of period (in thousands)	$4,608,181	$4,575,635	$4,262,471	$3,889,839	$3,623,437	$3,467,603

Total return	(2.61%)	4.27%	7.86%	6.16%	6.28%	5.25%

*The average shares outstanding method has been applied for per share information.
**Percentage amounts for the period, except total return, have been annualized. See accompanying Notes to Financial Statements.

Investors should consider the HIT’s investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

24     SEMI–ANNUAL REPORT 2013

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, N.W.
Suite 200
Washington, DC 20037
202-331-8055
www.aflcio-hit.com
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